Investor Presentation September 30, 2023 Iowa City, Iowa Denver, Colorado Naples, Florida Minneapolis, Minnesota Minneapolis, MinnesotaIowa City, Iowa Des Moines, IowaDenver, Colorado

2 Forward Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers or branch sales (including with Iowa First Bancshares Corp. and Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of recent and potential additional increases in inflation and interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including the new 1.0% excise tax on stock buybacks by publicly traded companies and any changes in response to the recent failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the Israeli-Palestinian conflict and the Russian Invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the occurrence of fraudulent activity, breaches, or failures of our information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our customers, employees and supply chain; (25) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits; (26) the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at other banks that resulted in failure of those institutions; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, and net interest margin, tax equivalent. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Overview of MidWestOne Diverse & Expanding Markets: Iowa, Minnesota, Wisconsin, Colorado, and Florida Growing communities for 85+ years Headquartered in Iowa City, IA • 58 Banking Offices Commercial and Consumer Banking • $6.5B Total Assets • $4.1B Loans and $5.4B Deposits Wealth Management • $2.84B AUA Banking Offices & Financial Information as of September 30, 2023

# Our History and Growth Profile

Iowa State Bank & Trust Company **Founded in 1934**.

In 2008, **MidWest*One* Financial Group, Inc. merged with ISB Financial Corp.**, with common shares listed on NASDAQ under the ticker symbol "MOFG".

In 2015, MidWest*One* **acquired Central Bancshares, Inc.**, expanding the Company into Minneapolis- St. Paul Metro and Southwest Florida.

MidWest*One* **expanded into Denver, Colorado** in 2017 with team lift-out.

**Acquired ATBancorp in 2019**, expanding MidWest*One* into Dubuque and Des Moines, IA and Southwest Wisconsin.

In June 2022, MidWest*One* **acquired Iowa First Bancshares Corp.**

**Total Assets ($ Millions)**



$5,331
$5,875
$6,491
$6,468
3Q20
3Q21
3Q22
3Q23

**Loans and Deposits ($ Millions)**



$3,556
$4,334
$3,278
$4,958
$3,762
$5,477
$4,078
$5,363
3Q20
3Q21
3Q22
3Q23
Gross Loans
Total Deposits

MidWestOne FINANCIAL GROUP, INC.

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# MOFG's Attractive and Growing Core Markets

**Rural core deposit franchise** that supports **growing metropolitan markets**

### Iowa Community



**$1,742M Deposits and $902M Gross Loans**
**23 Banking Offices**

- Significant agriculture, education, healthcare, and manufacturing industries
- Pella Corporation was ranked #1 on Forbes "2022 Best-In-State Employers List"
- Stable deposit franchise
- Lower unemployment rate than the national rate

### Iowa Metro



**$1,867M Deposits and $1,344M Gross Loans**
**17 Banking Offices**

- Significant education, healthcare, manufacturing, and retail industries
- Iowa City, Iowa was ranked by Forbes as One of the Top 25 "Best Places to Retire in 2023"
- Lower unemployment rates than the national rate

### Twin Cities



**$1,253M Deposits and $1,204M Gross Loans**
**15 Banking Offices**

- Significant healthcare, manufacturing, and retail industries
- General Mills was ranked by Forbes as #22 on "America's Best Large Employers List 2022: The Top 100"
- Lower unemployment rates than the national rate

### Denver



**$134M Deposits and $431M Gross Loans**
**1 Banking Office**

- Significant healthcare, transportation, and telecommunication industries
- Ranked #1 out of 25 by Forbes as "America's best city to buy a home in 2022"
- Lower unemployment rates and higher projected household income change and population growth than the national rate

| | Iowa Community | Iowa Metro | Twin Cities | Denver | National |
|---|---|---|---|---|---|
| Median HHI | $65,535 | $72,375 | $93,724 | $96,990 | $73,503 |
| 2023 - 2028 Projected HHI Change | 12.58% | 10.97% | 12.37% | 15.91% | 13.37% |
| 2023 - 2028 Projected Pop. Growth | (0.90)% | 2.54% | 3.00% | 4.65% | 3.21% |
| August 2023 Unemployment Rate | 3.5% | 3.5% | 3.2% | 3.6% | 3.8% |

Source: S&P Capital IQ for Median HHI, 2023 - 2028 Projected HHI, and 2023-2028 Projected Population Growth) & Bureau of Labor Statistics - August 2023 Unemployment Rate

Note: Markets are representative of the following metropolitan areas (combined as applicable):

- Iowa Community - Muscatine, Fairfield, Fort Madison IA / Keokuk IA, Oskaloosa, Pella, Platteville, WI.
- Iowa Metro - Cedar Rapids, Des Moines, Dubuque, Iowa City, and Waterloo/Cedar Falls.
- Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI.
- Denver - Denver, Colorado

Note: Banking offices, deposits ($ Millions) and loans ($ Millions) as of September 30, 2023. Deposit balance excludes brokered time deposits of $220.1 million.

MidWestOne FINANCIAL GROUP, INC.

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6 OUR VISION To be the preeminent relationship-driven community bank where our expertise and proactive approach generate meaningful impact for our stakeholders

7 Shareholder Value Strategy

8 Executive Management Driving Change Chip Reeves Chief Executive Officer Len Devaisher President and Chief Operating Officer Barry Ray Senior Executive VP and Chief Financial Officer ■ Joined MOFG as CEO in November 2022 ■ President and CEO for Beach Bancorp, Inc. from 2018-2022 ■ President and COO of Cascade Bancorp from 2012-2017 ■ Worked at Fifth Third Bank for 22 years, serving as Executive Vice President, Commercial Banking in Chicago and Chicago Market President ■ Joined MOFG as President and COO in July of 2020 ■ Served as the Wisconsin Region CEO of Old National Bank from 2016-2019 ■ Worked at Old National Bank beginning in 2000 in Commercial Banking and then in various line of business leadership roles from 2013-2016 ■ Joined MOFG as CFO in June of 2018 ■ Served in various roles at Columbia State Bank from 2006-2018, most recently as Chief Accounting Officer and Controller

9 MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement 1 Enhance MOFG's award winning culture with a renewed focus on performance and financial results 2 Protect and enhance MOFG's dominant community bank franchise through product expansion 3 Continue to hire exceptional relationship bankers and wealth management professionals 4 Develop specialty commercial banking verticals by attracting experienced professionals 5 Identify and execute on opportunities for efficiency gains and cost reduction Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving our Efficiency and Operations

10 Strategic Pillar #1: Exceptional Customer and Employee Engagement Build Upon MOFG's Award-Winning Culture 1 Measurable goals aligned to MidWestOne's financial results 2 Invest in capabilities to achieve a successful transformation 3 Incentivize financial results focused performance metrics 4 Leverage employee feedback to drive improvements Results Driven Performance Results Driven Talent Development Reward Driven Performance Metrics Integrate Employee Insights to Improve

11 Strategic Pillar #2: Strong Core Local Banking Model Stable and Granular, Core Deposit Base Supports MOFG's Strategic Plan MOFG’s relationship driven community bank platform offers diverse products and services that attracts deposits from consumer and commercial customers while driving cross sell opportunities Average Account Size $29k Average Services Used 3.6 Average Branch Deposit Size $89mm Relationship Driven Community Bank

12 Strategic Pillar #3:Commercial Banking and Wealth Management Leaning Into Our Major Markets of the Twin Cities, Denver and Metro Iowa • Continue to hire experienced bankers with proven track records • Target companies from $20 - $100 million in revenues • Focus on major markets • Maintain a prudent approach to risk and growth • Exiting 2025 - targeting high single digit loan growth, annually Commercial Banking • Treasury Management is a key enabler to our commercial success • Will invest to expand our platform, product offerings, and talent • Goals - drive deposit growth, improve non-interest bearing deposit mix as a % of total deposits, & increase fee income Treasury Management • Beginning to see the results of our Twin Cities and Cedar Rapids team lift out which is starting to drive AUM growth • Will continue to look for team lift outs to further drive asset growth and fee income • Continue to add to MOFG's investment strategy platforms Wealth Management

13 Commercial Loan Portfolio Commercial and Industrial, 32% Agricultural, 3% Farmland, 5% Construction & Development, 10% Multifamily, 10% CRE-Other, 39% Commercial Loan Portfolio Mix - September 30, 2023 Commercial Loan Portfolio of $3.4 billion Commercial Loan Growth in Targeted Regions $ in Millions $856.0 $937.7 $958.3 $1,052.5 Iowa Metro Twin Cities 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 $347.8 $422.8 Denver 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23

14 Focusing on Growth in Wealth Management $2.43 $2.44 $2.74 $2.73 $2.84 2019 2020 2021 2022 3Q23 $2.00 $2.50 $3.00 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $8.0 $9.6 $11.7 $11.2 $3.1 $3.0 $2.8 $3.2 $4.2 $3.9 $1.1 $0.9 $5.2 $6.4 $7.5 $7.3 $2.1 $2.1 Investment Services Trust 2019 2020 2021 2022 2Q23 3Q23 $— $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Building momentum in the Twin Cities with a talented wealth management team focused on leveraging strong relationships with our Retail and Commercial colleagues • Strengthened wealth management capabilities with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Strategic opening of a new office in Cedar Rapids, Iowa, a targeted metropolitan market • Invested in financial technology that will improve the customer experience and streamline internal processes

15 Strategic Pillar #4: Specialty Business Lines Growth Opportunities in Specialty Commercial Business Lines Expand immediately into: • Commercial Real Estate • Government Guaranteed Lending • Agri Business Over the Medium Term: • Develop Deposit Vertical • Middle Market C&I • Government / Non-Profit • Sponsor Finance • Recruit Product Specialists • Innovative Commercial Loan Platform • Specialization Policy Development • Evolved Decisioning Process • Enhanced Compliance Controls Focus on Full Customer Relationship Acquisition Drive Deposit Growth While Maintaining Risk Management

16 Strategic Pillar #5: Improving Our Efficiency and Operations • Engaged a third-party strategic consulting firm to identify areas for efficiency gains and cost reduction • Re-allocating 2.5% of our operating expense base into more productive, profitable markets and departments • Reducing 2.5% of our Q4 2022 operating expense run rate to further lower our forward operating expense platform • Investing in digital capabilities and infrastructure: creating a three-year technology / digital road map focused on improving customer experience and enabling the company to achieve its strategic plan priorities Completed Operational Action Item Adapted mortgage business to the reduction in volume and demand in the real estate market Drive Operational Efficiency Improve efficiency and ability to scale operations to reduce costs and improve customer experiences Modernize Our Infrastructure Reduce core dependency to increase speed-to-market, control costs, and drive scalability

# Strategic Enabler: Expanding and Enhancing our Digital Capabilities

The constant evolution of customer expectations and technology advancements require continuous investment in digital experiences, technology, and automation. We intend to meet these demands through **continued investment** in new technology platforms, architecture improvement, and talent acquisition to **improve the customer experience** and **streamline internal processes**.

## 2019

- Zelle P2P Payments
- Modernized Online Deposit Account Platform
- Online Consumer Loan Application Platform
- Real-Time Account Alerts

## 2020

- PPP Loan Origination Platform + DocuSign
- Launched Open Architecture Digital Banking Platform
- Enhanced Electronic & Paper Account Statements

## 2021

- Mobile App Performance Enhancements
- Improved Online Banking Platform and Commercial Lending Process
- Contactless Chip Cards

## 2022

- Enhancements to Positive Pay Service
- Cloud-Based Construction Lending Platform
- New Trust Core System
- Launched an Enhanced Digital Consumer Loan Experience

## 2023-2024*

- New Retail Deposit Account Opening Platform
- Digital Banking Experience and Performance Enhancements
- Digital Banking: New Commercial Loan Origination System
- New Fraud Detection / Anti-Money Laundering System
- Instant Payments Receive

MidWestOne FINANCIAL GROUP, INC.

*Projected roll-out timing.

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18 Digital and Branch Banking Trends (1) Total digital includes mobile and online/desktop. Customer Interactions 47% 41% 12% 1% Mobile Logins Online/Desktop Logins Branch/Teller Transactions Service Center Calls 87% Digital(1) B ill P ay P ay m en ts Zelle P aym ents 89,271 89,762 12,514 16,075 Bill Pay Payments Zelle Payments 3Q22 4Q22 1Q23 2Q23 3Q23 80,000 85,000 90,000 95,000 10,000 12,500 15,000 17,500 Retail Payments

19 Strategic Plan Updates Improved our Treasury Management business by naming a new leader, combining our sales and service organizations, and recruiting two experienced treasury management salespeople in our metro markets. Managed expenses closely, resulting in an improved efficiency ratio as compared to 2Q23. Recruited a seasoned banker to lead our Twin Cities middle market C&I lending team as we drive further scale and growth in the Twin Cities. Announced the sale of MOFG's Florida operations, with the proceeds to be reinvested in the acquisition of Denver Bankshares, Inc. The combined transaction is expected to deliver double digit accretion.

20 What does this mean for our Stakeholders? Simply Better Banking...delivered • Vast array of Advanced Products and Technology • Proactive Service • Industry Expertise Enabling more people to flourish • Strong Businesses Make Strong Communities • Philanthropic Giving, Economic Development, and Job Creation Clarity, Rewards, and Pride of Achievement • Clearly Defined Strategies, Goals, and Recognition • Expanded Career Opportunities, Development and Advancement • Esprit de Corps of Balanced Success Return with a Strong Corporate Citizen • Increased, and Appropriate, Return for Investment • Improved Efficiency, with an Ability to Scale Operations to Reduce Costs • Improved Performance Metrics to "Middle Third" Compared to Peers Exiting 2025 Customers Employees ShareholdersCommunities

21 Financial Performance

# Financial Highlights

**Earnings**
- Net income of $9.1 million, or $0.58 per diluted common share, compared to net income of $7.6 million, or $0.48 per diluted common share, for the linked quarter.
- Efficiency ratio improved to 66.06%.

**High Quality Loan Growth**
- Annualized loan growth of 4.8%.
- Nonperforming assets ratio of 0.45%; net charge-off ratio was 0.04%.

**Core Deposit Growth**
- Core deposits increased $83.2 million or 2%.

**Strategic Divestiture and Acquisition**
- Announced sale of Florida operations and acquisition of Denver Bankshares, Inc. in a strategic geographic repositioning.

**3Q23 Financial Highlights**

| *Dollars in millions* | | 3Q23 | Change vs. 2Q23 | Change vs. 3Q22 |
|---|---|---|---|---|
| Balance Sheet | Total assets | $ 6,467.8 | (0.82) % | (0.36) % |
| | Total loans held for investment, net | 4,066.0 | 1.18 | 8.53 |
| | Total deposits | 5,363.3 | (1.51) | (2.07) |
| Capital and Liquidity | Equity to assets ratio | 7.81 % | 12 bps | 53 bps |
| | Tangible common equity ratio (non-GAAP) | 6.54 | 14 | 64 |
| | CET1 risk-based capital ratio | 9.52 | 16 | 34 |
| | Total risk-based capital ratio | 12.45 | 19 | 35 |
| | Loans to deposits ratio | 75.81 % | 201 | 741 |
| Profitability | Net interest margin, tax equivalent (non-GAAP) | 2.35 % | (17) bps | (73) bps |
| | Cost of total deposits | 1.71 | 23 | 135 |
| | Return on average assets | 0.56 | 9 | (57) |
| | Return on average tangible equity (non-GAAP) | 9.68 | 118 | (964) |
| | Efficiency ratio (non-GAAP) | 66.06 | (507) | 1,239 |
| Credit Risk Profile | Nonperforming loans ratio | 0.71 % | 35 bps | 2 bps |
| | Nonperforming assets ratio | 0.45 | 23 | 5 |
| | Net charge-off ratio | 0.04 | (5) | (2) |
| | Allowance for credit losses ratio | 1.27 | 2 | (12) |

MidWestOne FINANCIAL GROUP, INC.

- See the section "Non-GAAP Financial measures."
- Note: Financial metrics as of or for the quarter ended September 30, 2023.

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23 Balance Sheet 3Q23 vs. 2Q23 3Q23 vs. 3Q22 Period end balances, $ millions 3Q23 $ Change % Change $ Change % Change Loans $4,066.0 $47.3 1% $319.7 9 % Investment securities $1,958.5 -$44.6 (2) % -$341.4 (15) % Interest earning deposits in banks $3.8 -$64.8 (94) % $2.8 280 % Deposits $5,363.3 -$82.2 (2) % -$113.5 (2) % Borrowed funds $498.5 $10.7 2% $39.8 9 % Shareholders' equity $505.4 $4.1 1% $33.2 7% 3Q23 3Q23 Period end 3Q23 2Q23 vs. 2Q23 3Q22 vs. 3Q22 Tangible book value per share (non-GAAP) $26.60 $26.26 1% $24.17 10 % Common equity Tier 1 capital ratio 9.5% 9.4% 10 bps 9.2% 30 bps AOCI $(84.6) $(82.7) (2) % $(96.6) 12 % Return on average tangible equity (non-GAAP) 9.68% 8.50% 118 bps 19.32% -964 bps – See the section "Non-GAAP Financial Measures."

24 Balance Sheet - Debt Securities Portfolio Municipals, 19% MBS, 1% CLO, 6% CMO, 15% Corporate, 60% 2.27% 2.35% 2.40% 2.35% 2.36% Total Securities Held for Investment (FTE) 3Q22 4Q22 1Q23 2Q23 3Q23 Investment Securities Yield Available for Sale Debt Securities Portfolio Mix September 30, 2023(1) Municipals, 49% MBS, 7% CMO, 44% Held to Maturity Debt Securities Portfolio Mix September 30, 2023(1) • Investment Portfolio Mix: ◦ AFS Securities - $0.9 billion ◦ HTM Securities - $1.1 billion • Investment Portfolio Duration (Years): ◦ AFS Securities - 3.1 ◦ HTM Securities - 6.6 ◦ Total Securities - 5.0 • Allowance for credit losses for investments is $0 Portfolio Composition (1)Percentages may not total 100% due to rounding.

25 Balance Sheet- Average Loans and Deposits – IB Deposits represent interest bearing deposits and NIB Deposits represent noninterest bearing deposits. – Loan yield, tax equivalent is a non-GAAP measure. See the Section "Non-GAAP Financial Measures." Av er ag e ba la nc es , $ bi lli on s Average Deposits $5.51 $5.45 $5.38 $4.37 $4.51 $4.47 $1.14 $0.94 $0.91 0.46% 1.79% 2.05% IB Deposits NIB Deposits Cost of IB Deposits 3Q22 2Q23 3Q23 Av er ag e ba la nc es , $ bi lli on s Average Loans $3.67 $4.00 $4.02 4.44% 5.05% 5.19% Loans Loan yield, tax equivalent 3Q22 2Q23 3Q23

26 Credit $ m illi on s Nonperforming Assets $26.07 $15.92 $14.44 $14.45 $28.99 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $ m illi on s Net Charge-Offs $0.6 $3.5 $0.3 $0.9 $0.5 3Q22 4Q22 1Q23 2Q23 3Q23 Credit Quality Measures $ millions 3Q22 4Q22 1Q23 2Q23 3Q23 Nonperforming assets ratio 0.40% 0.24% 0.23% 0.22% 0.45 % Net charge-off ratio 0.06% 0.36% 0.03% 0.09% 0.04 % Loans greater than 30 days past due and accruing $6.0 $6.7 $4.9 $6.2 $6.4 Allowance for credit losses ratio 1.39% 1.28% 1.27% 1.25% 1.27% (1) (1) The fourth quarter of 2022 includes the identification and resolution of problem credits. (2) The third quarter of 2023 nonperforming assets increased primarily due to a single commercial relationship (2)

27 Commercial Real Estate 3.7% 96.3% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office September 30, 2023 $ millions 3Q23 Construction & Development $ 333.9 Farmland 183.5 Multifamily 338.2 CRE Other: NOO CRE Office 151.8 OO CRE Office 84.7 Industrial and Warehouse 373.3 Retail 270.8 Hotel 131.1 Other 317.4 Total Commercial Real Estate $ 2,184.7 Commercial Real Estate Portfolio(2) September 30, 2023 Portfolio Highlights September 30, 2023 $ millions Average NOO CRE Office outstanding principal $ 1.4 Commercial Real Estate Concentration: % of Total Capital Regulatory Threshold Construction, land development and other land 50% 100 % Total CRE loans(1) 218% 300% (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the outstanding principal balance of the CRE portfolio.

28 Income Statement % Change 3Q23 vs. $ millions 3Q23 2Q23 3Q22 2Q23 3Q22 Net interest income $34.6 $37.0 $45.7 (6) % (24) % Noninterest income 9.9 8.7 12.6 14% (21) % Total revenue 44.5 45.7 58.3 (3) % (24) % Noninterest expense 31.5 34.9 34.6 (10) % (9) % Pre-tax, pre-provision earnings (non-GAAP) $13.0 $10.8 $23.7 20% (45) % Credit loss expense $1.6 $1.6 $0.6 — % 167 % Income tax expense $2.2 $1.6 $4.7 38% (53) % Net income $9.1 $7.6 $18.3 20% (50) % 3Q23 3Q23 3Q23 2Q23 3Q22 vs. 2Q23 vs. 3Q22 Net interest margin (non-GAAP) 2.35% 2.52% 3.08% -17 bps -73 bps Efficiency ratio (non-GAAP) 66.06% 71.13% 53.67% 507 bps -1,239 bps Diluted EPS $0.58 $0.48 $1.17 21% (50) % – See the section "Non-GAAP Financial Measures."

29 Appendix

30 Our Mission and Our Operating Principles Take care of our customers … and those who should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are the purpose behind our existence. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Expertise: Learn constantly so we can continually improve ◦ Integrity: Always conduct yourself with the utmost integrity ◦ Teamwork: Work as one team ◦ Talent: Hire and retain excellent employees ◦ Results: Generate impact for our stakeholders

31 Leadership within the Community $83 $1,089 Employee Company Company and Employee Giving $ thousands Note: Company & Employee Giving and Volunteer Hours are for YTD Q3.2023 Volunteer Hours 4,686 Hours $1,172 Board of Realtors Golf Outing - Cedar Valley Especially For You Race Against Breast Cancer - Cedar Rapids

32 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 183.8 147.1 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks - Midwest Region Index 04/01/08 09/30/08 09/30/09 09/30/10 09/30/11 09/30/12 09/30/13 09/30/14 09/30/15 09/30/16 09/30/17 09/30/18 09/30/19 09/30/20 09/30/21 09/30/22 09/30/23 0.0 50.0 100.0 150.0 200.0 250.0 300.0

33 Non-GAAP Financial Measures

34 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio September 30, 2022 June 30, 2023 September 30, 2023 dollars in thousands Total shareholders' equity $ 472,229 $ 501,341 $ 505,411 Intangible assets, net (94,563) (89,446) (87,987) Tangible common equity $ 377,666 $ 411,895 $ 417,424 Total assets $ 6,491,061 $ 6,521,489 $ 6,467,818 Intangible assets, net (94,563) (89,446) (87,987) Tangible assets $ 6,396,498 $ 6,432,043 $ 6,379,831 Book value per share $ 30.23 $ 31.96 $ 32.21 Tangible book value per share (1) $ 24.17 $ 26.26 $ 26.60 Shares outstanding 15,622,825 15,685,123 15,691,738 Tangible common equity ratio (2) 5.90% 6.40% 6.54% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended September 30, 2022 June 30, 2023 September 30, 2023 dollars in thousands Loan interest income, including fees $ 40,451 $ 49,726 $ 51,870 Tax equivalent adjustment (1) 673 713 735 Tax equivalent loan interest income $ 41,124 $ 50,439 $ 52,605 Yield on loans, tax equivalent (2) 4.44% 5.05% 5.19 % Average Loans $ 3,673,379 $ 4,003,717 $ 4,019,852 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

35 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended September 30, 2022 June 30, 2023 September 30, 2023 dollars in thousands Total noninterest expense $ 34,623 $ 34,919 $ 31,544 Amortization of intangibles (1,789) (1,594) (1,460) Merger-related expenses (763) — (11) Noninterest expense used for efficiency ratio $ 32,071 $ 33,325 $ 30,073 Net interest income, tax equivalent (1) $ 47,002 $ 38,106 $ 35,742 Noninterest income 12,588 8,746 9,861 Investment securities (losses) gains, net (163) (2) 79 Net revenues used for efficiency ratio $ 59,753 $ 46,854 $ 45,524 Efficiency ratio 53.67% 71.13% 66.06% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities (losses) gains. Pre-tax / Pre-provision Net Revenue For the Three Months Ended September 30, 2022 June 30, 2023 September 30, 2023 dollars in thousands Net interest income $ 45,733 $ 36,962 $ 34,575 Noninterest income 12,588 8,746 9,861 Noninterest expense (34,623) (34,919) (31,544) Pre-tax / Pre-provision Net Revenue $ 23,698 $ 10,789 $ 12,892

36 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended September 30, 2022 June 30, 2023 September 30, 2023 dollars in thousands Net income $ 18,317 $ 7,594 $ 9,138 Intangible amortization, net of tax (1) 1,342 1,196 1,095 Tangible net income $ 19,659 $ 8,790 $ 10,233 Average shareholders' equity $ 499,263 $ 504,988 $ 508,066 Average intangible assets, net (95,499) (90,258) (88,699) Average tangible equity $ 403,764 $ 414,730 $ 419,367 Return on average equity 14.56% 6.03% 7.14 % Return on average tangible equity (2) 19.32% 8.50% 9.68% (1) The combined income tax rate utilized was 25%. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended September 30, 2022 June 30, 2023 September 30, 2023 dollars in thousands Net interest Income $ 45,733 $ 36,962 $ 34,575 Tax equivalent adjustments: Loans (1) 673 713 735 Securities (1) 596 431 432 Net Interest Income, tax equivalent $ 47,002 $ 38,106 $ 35,742 Average interest earning assets $ 6,050,864 $ 6,056,732 $ 6,032,636 Net interest margin, tax equivalent (2) 3.08% 2.52% 2.35% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.